Exhibit 10.1

EXECUTION VERSION

THIRD OMNIBUS AMENDMENT TO
TRANSACTION DOCUMENTS

THIS THIRD OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of June 26, 2015 (this “Amendment”), is entered into by and among (i) ESSENDANT RECEIVABLES LLC (f/k/a United Stationers Receivables, LLC), (ii) ESSENDANT CO. (f/k/a United Stationers Supply Co.), (iii) ESSENDANT FINANCIAL SERVICES LLC (f/k/a United Stationers Financial Services LLC), (iv) ESSENDANT INC. (f/k/a United Stationers Inc.) (each an “Essendant Party” and collectively, the “Essendant Parties”), (v) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as a Class Agent and an Alternate Investor and (vi) PNC BANK, NATIONAL ASSOCIATION (“PNC Bank”), as a Class Agent, an Alternate Investor and the Agent.  Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among each Essendant Party, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transaction Documents and the Performance Guarantee as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Global Amendments. Effective as of the Effective Date (as defined below), the Transaction Documents and the Performance Guarantee (each a “Subject Document” and collectively the “Subject Documents”) are hereby amended as follows:

(a)Each reference to “United Stationers Receivables, LLC” in each Subject Document is replaced with a reference to “Essendant Receivables LLC”.

(b)Each reference to “United Stationers Supply Co.” in each Subject Document is replaced with a reference to “Essendant Co.”

(c)Each reference to “United Stationers Financial Services LLC” in each Subject Document is replaced with a reference to “Essendant Financial Services LLC”.

(d)Each reference to “United Stationers Inc.” in each Subject Document is replaced with a reference to “Essendant Inc.”

Section 2.Effective as of the Effective Date (as defined below), the First Tier Agreement is hereby further amended as follows:

(a)Section 4.1(p) of the First Tier Agreement is replaced in its entirety with the following:

(p)Blocked Accounts.  The names and addresses of all the Blocked Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks, are specified in the Transfer Agreement (or at such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the Class Agents and the Collateral Agent and for which Blocked Account Agreements have been executed in accordance with Section 7.3 of the Transfer Agreement and delivered to the Agent).  All Blocked Accounts not maintained at, and in the name of the Agent, are subject to Blocked Account Agreements. All Obligors have been instructed to make payment to a Blocked Account and only Collections and cash collections relating to Excluded Receivables are deposited into the Blocked Accounts.

(b)Section 5.1(p) of the First Tier Agreement is amended by deleting “Schedule 4.1(p)” where it appears therein and substituting “the Transfer Agreement” therefor.

(c)Section 5.1(q) of the First Tier Agreement is replaced in its entirety with the following:

(q) Deposits to Lock-Box Accounts. The Originator shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Collection Account, cash or cash proceeds other than Collections and collections relating to Excluded Receivables.  The Originator (or the Servicer on its behalf) has the ability identify and transfer to the appropriate Person entitled to such funds (i) any collections relating to Excluded Receivables and (ii) any cash or cash proceeds other than Collections that are deposited or credited to any Blocked Account or the Collection Account.

(d)Schedule 4.1(p) of the First Tier Agreement is deleted in its entirety.

Section 3.Effective as of the Effective Date (as defined below), the Second Tier Agreement is hereby further amended as follows:

(a)Section 4.1(p) of the Second Tier Agreement is replaced in its entirety with the following:

(p)Blocked Accounts.  The names and addresses of all the Blocked Account Banks, together with the account numbers of the Blocked Accounts at such Blocked Account Banks, are specified in the Transfer Agreement (or at such other Blocked Account Banks and/or with such other Blocked Accounts as have been notified to the Class Agents and the Collateral Agent and for which Blocked Account Agreements have been executed in accordance with Section 7.3 of the Transfer Agreement and delivered to the Agent).  All Blocked Accounts not maintained at, and in the name of the Agent, are subject to Blocked Account Agreements. All Obligors have been instructed to make payment to a Blocked Account and only Collections and cash collections relating to Excluded Receivables are deposited into the Blocked Accounts.

(b)Section 5.1(p) of the Second Tier Agreement is amended by deleting “Schedule 4.1(p)” where it appears therein and substituting “the Transfer Agreement” therefor.

(c)Section 5.1(q) of the Second Tier Agreement is replaced in its entirety with the following:

(q) Deposits to Lock-Box Accounts. The Seller shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Collection Account, cash or cash proceeds other than Collections and collections relating to Excluded Receivables.  The Seller (or the Servicer on its behalf) has the ability identify and transfer to the appropriate Person entitled to such funds (i) any collections relating to Excluded Receivables and (ii) any cash or cash proceeds other than Collections that are deposited or credited to any Blocked Account or the Collection Account.

(d)Schedule 4.1(p) of the Second Tier Agreement is deleted in its entirety.

Section 4.Effective as of the Effective Date (as defined below), the Transfer Agreement is hereby further amended as follows:

(a)The definition of “Delinquency Ratio” as set forth in Section 1.1 of the Transfer Agreement is replaced in its entirety as follows:

Delinquency Ratio: For any Monthly Period, the ratio (expressed as a percentage) computed as of the related Month End Date next preceding the first day of such Monthly Period by dividing (i) the aggregate Unpaid Balance of all Delinquent Receivables (other than Specified Ineligible Receivables) at such time by (ii) the aggregate Unpaid Balance of all Receivables (other than Specified Ineligible Receivables) at such time.

(b)The following new defined term and definition thereof are added to Section 1.1 of the Transfer Agreement in appropriate alphabetical order:

Excluded Receivable: Any Receivable (without giving effect to the exclusion of “Excluded Receivable” from the definition thereof) which, at the time of such Receivable’s origination, was processed on Originator’s Infor Trend platform.

(c)The definition of “Receivable” as set forth in Section 1.1 of the Transfer Agreement is replaced in its entirety with the following:

Receivable: Any indebtedness and other obligations owed by any Obligor to the Originator (without giving effect to any transfer under the First Tier Agreement and Second Tier Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services, in either case, by the Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto thereto; provided, however, that Excluded Receivables shall not constitute Receivables.

(d)The definition of “Trigger Delinquency Ratio” as set forth in Section 1.1 of the Transfer Agreement is replaced in its entirety as follows:

Trigger Delinquency Ratio: For any Monthly Period, the ratio (expressed as a percentage) computed as of the related Month End Date next preceding the first date of such Monthly Period by dividing (i) the aggregate Unpaid Balance of all Receivables (other than Specified Ineligible Receivables) which are Delinquent Receivables (other than Specified Ineligible Receivables which are Delinquent Receivables), by (ii) the aggregate Unpaid Balance of all Receivables (other than Specified Ineligible Receivables) at such time.

(e)Section 2.8 of the Transfer Agreement is amended by deleting “the average of the three (3) most recent Trigger Delinquency Ratios exceeds five and one half percent (5.50%)” where it appears therein and substituting “the average of the three (3) most recent Trigger Delinquency Ratios exceeds four and one half percent (4.50%)” therefor.

(f)The last sentence of  Section 4.1(r) of the Transfer Agreement is replaced in its entirety with the following:

All Obligors have been instructed to make payment to a Blocked Account and only Collections and cash collections relating to Excluded Receivables are deposited into the Blocked Accounts.

(g)Section 6.2(f) of the Transfer Agreement is s replaced in its entirety with the following:

(f)Deposits to Lock‑Box Accounts.  Neither the SPV nor the Servicer shall deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Blocked Account or the Collection Account, cash or cash proceeds other than Collections and collections relating to Excluded Receivables.  The Servicer has the ability identify and transfer to the appropriate Person entitled to such funds (i) any collections relating to Excluded Receivables and (ii) any cash or cash proceeds other than Collections that are deposited or credited to any Blocked Account or the Collection Account.

Section 5.Conditions to Effectiveness.  This Amendment shall be effective as of the date (the “Effective Date”) on which the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.

Section 6.Representations and Warranties. Each Essendant Party hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction Documents is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

Section 7.No Default. The Essendant Parties each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

Section 8.Subject Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Transfer Agreement and the other Subject Documents shall remain in full force and effect. All references to the Transfer Agreement and each other Subject Document shall be deemed to mean each such document, as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Subject Documents, as amended by this Amendment, as though such terms and conditions were set forth herein.

Section 9.Miscellaneous.

(a)This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)This Amendment may not be amended or otherwise modified except as provided in the Transaction Documents.

(d)Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ESSENDANT RECEIVABLES LLC

By: /s/Robert J. Kelderhouse

Name: Robert J. Kelderhouse

Title: Vice President and Treasurer

ESSENDANT CO.

By: /s/Robert J. Kelderhouse

Name: Robert J. Kelderhouse

Title: Vice President and Treasurer

ESSENDANT FINANCIAL SERVICES LLC,

By: /s/Robert J. Kelderhouse

Name: Robert J. Kelderhouse

Title: Vice President and Treasurer

ESSENDANT INC.,

By: /s/Robert J. Kelderhouse

Name: Robert J. Kelderhouse

Title: Vice President and Treasurer

Third Omnibus Amendment to
Transaction Documents (Essendant)

PNC BANK, NATIONAL ASSOCIATION, as Class Agent, Alternate Investor and the Agent

By: /s/Michael Brown

Third Omnibus Amendment to
Transaction Documents (Essendant)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Class Agent

By: /s/ Christopher Pohl

Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Alternate Investor

By: /s/Mark Maloney

Authorized Signatory

Third Omnibus Amendment to
Transaction Documents (Essendant)